UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund (the “Fund”) -- Class J Shares – returned 10.66% for the six months ended November 30, 2017, compared to a return of 10.89% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
For the six months ended November 30, 2017, market returns continued to ride positive momentum that began after the 2016 election and continued into 2017. We believe the market returns generated during the six month period and indeed for much of the year came as a result of very low volatility in spite of geopolitical uncertainty both domestically and abroad. Such low volatility encouraged broad investor comfort with stocks as an asset class, particularly when compared to bonds and other lower return opportunities.

Equity markets were also shaped by a few trends that provided investors with evidence that appeared to support economic optimism. Broad earnings growth acceleration for companies in the S&P 500 has come on the heels of a rebound in oil prices and profitability in the Energy sector and improvements elsewhere. Gross Domestic Product (GDP) growth both here and in most developed markets along with a return to growth in the large emerging economies of Brazil, Russia, India and China has also contributed to economic optimism.

On the policy front, the US Federal Reserve continues to follow a cautious path so as not to derail the economy or the markets, through a deliberate pattern of slowing raising interest rates and looking at ways to slowly unwind the Fed balance sheet. This approach appears to have been well-received by investors. Further, with the recent signing into law of the US tax reform package crafted by the majority party in Washington, along with expectations for a potential infrastructure spending increase in 2018, expectations for fiscal stimulus have provided an additional tailwind that could very well continue into the new year.

The Effect at Jensen
The Fund’s relative underperformance to the S&P 500 benchmark was due in part to 1) security selection in the Consumer Discretionary sectors and 2) our relative underweighting in the Financials sector, which was a strong benchmark performer. Offsetting this to a degree was positive security selection in the Health Care sector along with our lack of exposure in the Energy, Real Estate, Telecomm Service and Utilities sectors.

Leading contributors to performance during the period were UnitedHealth Group and Becton Dickinson while Omnicom was the primary detractor to performance.

UnitedHealth Group (UNH) is the largest managed care company in the U.S. UNH relies on its size and scale along with administrative data covering tens of millions of lives to provide traditional health insurance as well as a variety of health services businesses. The company is sound financially with a diverse revenue base and strong returns on capital. We believe the share price was bolstered by the company’s consistent top- and bottom-line results that have exceeded expectations over the last few quarters.

Becton Dickinson is a global medical devices company. Our long-term thesis for Becton is underpinned by the company’s dominant worldwide positions in the market for needles and syringes, established global sales and distribution network, and stable growth profile. We believe the company’s shares were bolstered by top- and bottom-line results that exceeded expectations and investor optimism regarding the pending combination with C.R. Bard. We trimmed the Fund’s position in late 2017 to take profits but it remains the Fund’s top holding.

Omnicom is a holding company made up of leading advertising and public relations agencies around the world. The company benefits from brand equity and entrenched market positions at the agency level, global scale, and a wide breadth of product offerings. Over the last few quarters, Omnicom posted consistent growth in both organic revenue and earnings. However, its share price declined in concert with an industry-wide growth slowdown, amid concerns about emerging competitive threats in digital marketing and inconsistent disclosure regarding the financial impact of programmatic ad-buying. We added to the Fund’s position during the year to take advantage of the share price pullback. While this decision has not benefitted the Fund in the short-term, we believe that the long-term future for Omnicom is solid and the company retains a strong competitive position that has the potential to reward patient investors.

Portfolio Changes
Jensen executed two wholesale portfolio changes during the six month period ended November 30, 2017. We initiated a position in Intuit and exited Automatic Data Processing. This was in addition to normal trim/add trades during the period executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

Intuit is a leading provider of financial software and cloud services for small businesses and consumers. Competitive advantages for the company include brand equity derived from well-known products including QuickBooks and TurboTax and high customer switching costs arising from a steep product learning curve and retention of user financial data.

Semi-Annual Report	Jensen Quality Growth Fund	1

QuickBooks is a software product that enables the self-employed, small business and accountants to accept payments, manage and pay bills, and carry out payroll functions. In essence, it’s the operating system of small businesses, and it contributes to approximately half of Intuit’s revenue. The other half of Intuit’s business is tax preparation software which is divided between consumers and professional accountants. This part of the business is driven by Intuit’s well-known and highly regarded consumer tax product, TurboTax. Intuit dominates both the professional and do-it-yourself markets with leading market share in each by successfully creating software that makes the onerous task of preparing and filing taxes relatively easy. Despite anemic underlying market growth, Intuit’s consumer tax prep segment averaged growth in the high single digits over the past 5 years due to pricing power and its ability to take share.

As long term quality growth investors, we favor Intuit’s shifting businesses mix. Additionally, we maintain a favorable outlook on the company‘s migration to a cloud-based delivery model, which creates the potential for more stable top-line growth and improved profitability.

Automatic Data Processing (ADP) is the leading North American payroll processor, serving mid-market businesses to large enterprises. Additionally, ADP offers human resources, outsourcing services, and tax/benefits administration. The company’s leading market position is crucial in a business characterized by extremely high customer switching costs, as evidenced by ADP’s 90%+ customer retention rate. We sold the stock purely due to valuations concerns as we retain a favorable outlook on the business. Prior to our sale decision, ADP shares appreciated considerably following the announcement of a proxy battle by an activist investor. Going forward, we will monitor the company as a bench company and will consider adding it back to the Fund if its fundamentals, risk profile and valuation align with our strict investment criteria.

The Jensen Outlook
Given the strong market returns in 2017, it would seem that as we look forward to 2018 investors would be wise to adopt some caution when considering where to go from here. That said, the current market frankly leaves investors struggling with two divergent views – one bullish and one bearish – with reasonable arguments to support either view according to many market pundits.

We prefer to focus on those companies which we believe can produce strong consistent business results into 2018 and beyond as we believe this helps mitigate investing risk. Further, we will continue to use short term volatility to take advantage of pricing disconnects in the stocks of these companies.

Lastly, we believe the full benefits of the Quality Growth Fund are typically recognized over an entire economic and stock market cycle. At present, the current bull market is nearly through its ninth year, and the previous market peak was over a decade ago. Overall, the Jensen Investment Committee remains pleased with the business performance from individual companies held in the Jensen Quality Growth Fund and in the philosophy and process underpinning our management of the Fund.

Our goal remains the construction of a portfolio of companies poised to grow and create business value. We continue to focus on the long-term ownership of businesses with sustainable competitive advantages, resilient financial results, and attractive long-term growth opportunities. In our opinion these attributes allow companies to generate business returns consistently above their cost of capital, ultimately resulting in shareholder value creation. Further, we believe that paying attention to these attributes enables Jensen to manage risk, and may provide a measure of capital protection in volatile markets and the opportunity for long-term capital appreciation for our clients.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2017 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Gross Domestic Product (GDP): An inflation-adjusted measure that reflects the value of all goods and services produced by an economy or country in a given year, expressed in base-year prices.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	24.46%	11.96%	16.04%	8.96%
S&P 500 Stock Index	22.87%	10.91%	15.74%	8.30%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2007 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	24.01%	11.56%	15.63%	8.64%
S&P 500 Stock Index	22.87%	10.91%	15.74%	8.30%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2007 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2017	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	24.78%	12.24%	16.33%	9.26%
S&P 500 Stock Index	22.87%	10.91%	15.74%	8.30%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2007 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class Y (Unaudited)

Total Returns vs.The S&P 500

Total Returns – For periods ended November 30, 2017	1 Month	3 Month	1 Year	Since Inception (September 30, 2016)
Jensen Quality Growth Fund - Class Y	3.48%	7.91%	24.85%	21.13%
S&P 500 Stock Index	3.07%	7.65%	22.87%	21.15%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Semi-Annual Report

Investments by Sector as of November 30, 2017
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Semi-Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
Period Ended November 30, 2017 (Unaudited)

Assets:
Investment, at value (cost $3,628,725,415)	$6,643,710,931
Investment receivable	26,140,973
Income receivable	12,584,783
Receivable for capital stock issued	5,513,434
Other assets	127,067
Total assets	6,688,077,188

Liabilities:
Payable to Investment Adviser	2,776,748
Investment payable	32,563,076
Payable for capital stock redeemed	7,351,604
Accrued distribution fees	943,318
Accrued director fees	45,152
Accrued custodian fees	100,146
Accrued expenses and other liabilities	1,801,437
Total liabilities	45,581,481
Total Net Assets	$6,642,495,707

Net Assets Consist of:
Capital stock	3,366,882,306
Accumulated undistributed net investment income	15,251,778
Accumulated net realized gain	245,376,107
Unrealized appreciation on investments	3,014,985,516
Total Net Assets	$6,642,495,707

Net Assets Consist of:
Class J Shares
Net Assets	$2,781,118,552
Shares outstanding	58,125,254
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$47.85

Class R Shares
Net Assets	$34,938,503
Shares outstanding	733,975
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$47.60

Class I Shares
Net Assets	$3,329,431,569
Shares outstanding	69,547,161
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$47.87

Class Y Shares
Net Assets	$497,007,083
Shares outstanding	10,381,984
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$47.87

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Semi-Annual Report

Schedule of Investments
November 30, 2017 (Unaudited) (showing percentage of total net assets)

Common Stocks - 96.03%

shares	Aerospace & Defense - 4.77%	value
2,609,000	United Technologies Corporation	$316,863,050

shares	Air Freight & Logistics - 2.43%	value
1,326,000	United Parcel Service, Inc. - Class B	$161,042,700

shares	Beverages - 7.16%	value
2,344,000	The Coca-Cola Company	$107,284,880
3,163,000	PepsiCo, Inc.	$368,552,760
		$475,837,640

shares	Chemicals - 9.05%	value
2,080,000	Ecolab, Inc.	$282,713,600
2,069,000	Praxair, Inc.	$318,460,480
		$601,174,080

shares	Electrical Equipment - 2.13%	value
2,187,000	Emerson Electric Company	$141,761,340

	Electronic Equipment, Instruments &
shares	Components - 2.58%	value
1,892,000	Amphenol Corporation - Class A	$171,396,280

shares	Health Care Equipment & Supplies - 11.01%	value
1,834,000	Becton Dickinson & Company	$418,537,140
2,004,000	Stryker Corporation	$312,624,000
		$731,161,140

	Health Care Providers &
shares	Services - 4.82%	value
1,403,000	UnitedHealth Group, Inc.	$320,122,510

shares	Household Products - 3.30%	value
2,434,000	The Procter & Gamble Company	$219,035,660

shares	Industrial Conglomerates - 4.23%	value
1,154,600	3M Company	$280,729,444

shares	Internet Software & Services - 2.98%	value
191,000	Alphabet, Inc. - Class A (a)	$197,908,470

shares	IT Services - 10.31%	value
1,638,000	Accenture PLC - Class A (b)	$242,440,380
872,000	Broadridge Financial Solutions, Inc.	$78,706,720
2,355,000	Cognizant Technology Solutions Corporation - Class A	$170,219,400
1,287,000	Mastercard, Inc. - Class A	$193,654,890
		$685,021,390

shares	Life Sciences Tools & Services - 2.41%	value
813,987	Waters Corporation (a)	$160,493,817

shares	Media - 3.50%	value
3,253,000	Omnicom Group, Inc.	$232,394,320

shares	Pharmaceuticals - 4.36%	value
2,078,000	Johnson & Johnson	$289,527,740

shares	Software - 12.24%	value
885,000	Intuit, Inc.	$139,139,700
4,453,000	Microsoft Corporation	$374,809,010
6,095,000	Oracle Corporation	$299,020,700
		$812,969,410

shares	Specialty Retail - 3.09%	value
2,712,000	The TJX Companies, Inc.	$204,891,600

	Technology Hardware, Storage &
shares	Peripherals - 2.81%	value
1,087,000	Apple, Inc.	$186,800,950

shares	Textiles, Apparel & Luxury Goods - 2.85%	value
3,135,000	NIKE, Inc. - Class B	$189,416,700

Total Common Stocks		value
(Cost $3,363,562,725)		$6,378,548,241

The accompanying footnotes are an integral part of the financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued
November 30, 2017 (Unaudited) (showing percentage of total net assets)

Short-Term Investment - 3.99%

shares	Money Market Fund - 3.99%	value
265,162,690	Morgan Stanley Institutional Liquidity Funds -
	Treasury Portfolio - Class I, 0.97% (c)	$265,162,690

Total Short-Term Investment		value
(Cost $265,162,690)		$265,162,690

Total Investments		value
(Cost $3,628,725,415) - 100.02%		$6,643,710,931
Liabilities in Excess of Other Assets - (0.02)%		$(1,215,224)
TOTAL NET ASSETS - 100.00%		$6,642,495,707

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 3.65% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2017.

The accompanying footnotes are an integral part of the financial statements.

10	Jensen Quality Growth Fund	Semi-Annual Report

Statement of Operations
Six Months Ended November 30, 2017 (Unaudited)

Investment Income:
Dividend income	$57,941,872
Interest income	1,188,734
Total Investment Income	59,130,606

Expenses:
Investment advisory fees	15,526,327
12b-1 - Class J	3,332,385
Administration fees	998,140
Shareholder servicing fees - Class I	858,810
Sub-transfer agent expenses - Class J	739,845
Custody fees	208,573
Fund Accounting fees	175,984
Federal and state registration fees	137,850
Reports to shareholders - Class I	135,033
Directors’ fees and expenses	115,779
Reports to shareholders - Class J	95,574
Professional fees	85,641
Transfer Agent fees - Class I	79,991
12b-1 fees - Class R	76,409
Transfer Agent fees - Class J	63,450
Other	58,566
Transfer Agent expenses	47,925
Shareholder servicing fees - Class R	26,743
Reports to shareholders - Class Y	7,245
Reports to shareholders - Class R	1,278
Transfer Agent fees - Class R	639
Transfer Agent fees - Class Y	183
Total expenses	22,772,370

Net Investment Income	36,358,236

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	166,529,134
Change in unrealized appreciation on investments	448,919,180
Net realized and unrealized gain on investments	615,448,314
Net Increase in Net Assets Resulting
from Operations	$651,806,550

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	11

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2017	Year Ended
Operations:	(unaudited)	May 31, 2017
Net investment income.	36,358,236	69,905,229
Net realized gain on investment
transactions	166,529,134	143,464,792
Change in unrealized appreciation
on investments	448,919,180	682,483,465
Net increase in net assets resulting
from operations	651,806,550	895,853,486

	Six Months Ended
	November 30, 2017	Year Ended
Capital Share Transactions:	(unaudited)	May 31, 2017
Shares Sold - Class J	163,120,793	644,690,416
Shares Sold - Class R	8,822,210	7,375,334
Shares Sold - Class I	266,663,583	1,028,203,361
Shares Sold - Class Y	54,548,893	425,367,893
Shares issued in reinvestment of
dividends - Class J	11,751,268	106,633,839
Shares issued in reinvestment of
dividends - Class R	87,370	1,147,418
Shares issued in reinvestment of
dividends - Class I	16,845,399	130,286,612
Shares issued in reinvestment of
dividends - Class Y	2,744,095	3,414,381
Shares redeemed - Class J	(257,894,505)	(747,070,527)
Shares redeemed - Class R	(4,444,651)	(13,593,863)
Shares redeemed - Class I	(315,333,894)	(1,242,047,786)
Shares redeemed - Class Y	(49,008,876)	(9,872,884)
Net increase (decrease)	(102,098,315)	334,534,194

	Six Months Ended
Dividends and Distributions	November 30, 2017	Year Ended
to Shareholders:	(unaudited)	May 31, 2017
Net investment income - Class J	(11,998,505)	(26,287,796)
Net investment income - Class R	(87,806)	(196,550)
Net investment income - Class I	(18,102,809)	(39,122,661)
Net investment income - Class Y	(2,877,725)	(1,077,099)
Net realized gains - Class J	—	(82,456,674)
Net realized gains - Class R	—	(956,401)
Net realized gains - Class I	—	(98,816,152)
Net realized gains - Class Y	—	(2,396,539)
Total dividends and distributions	(33,066,845)	(251,309,872)

	Six Months Ended
	November 30, 2017	Year Ended
Increase in Net Assets	(unaudited)	May 31, 2017
	516,641,390	979,077,808

	Six Months Ended
	November 30, 2017	Year Ended
Net Assets:	(unaudited)	May 31, 2017
Beginning of Year	6,125,854,317	5,146,776,509
End of Year (including undistributed
net investment income of
$15,251,778, and $11,960,387,
respectively)	$6,642,495,707	$6,125,854,317

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class J

	Six Months Ended
	November 30, 2017	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$43.44	$38.78	$40.88	$38.33	$33.98	$27.33
Income from investment operations:
Net investment income(1)	0.23	0.45	0.46	0.44	0.37	0.34
Net realized and unrealized gains on investments	4.38	6.00	1.72	4.14	5.52	6.65
Total from investment operations	4.61	6.45	2.18	4.58	5.89	6.99
Less distributions:
Dividends from net investment income	(0.20)	(0.43)	(0.49)	(0.40)	(0.35)	(0.34)
Distributions from capital gains	—	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(0.20)	$(1.79)	$(4.28)	$(2.03)	$(1.54)	$(0.34)
Net asset value, end of period	$47.85	$43.44	$38.78	$40.88	$38.33	$33.98
Total return(2)	10.66%	17.12%	5.99%	12.07%	17.57%	25.74%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,781,119	$2,604,964	$2,317,939	$2,273,979	$2,447,876	$2,531,859
Ratio of expenses to average net assets(3)	0.87%	0.87%	0.87%	0.87%	0.87%	0.90%
Ratio of net investment income to average net assets(3)	1.00%	1.12%	1.18%	1.08%	1.00%	1.08%
Portfolio turnover rate(2)	6.34%	6.80%	14.12%	14.42%	14.10%	22.09%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2017
(3)	Annualized for the six months ended November 30, 2017

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class R

	Six Months Ended
	November 30, 2017	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$43.23	$38.59	$40.69	$38.16	$33.83	$27.22
Income from investment operations:
Net investment income(1)	0.14	0.29	0.32	0.28	0.23	0.25
Net realized and unrealized gains on investments	4.36	5.98	1.72	4.14	5.50	6.64
Total from investment operations	4.50	6.27	2.04	4.42	5.73	6.89
Less distributions:
Dividends from net investment income	(0.13)	(0.27)	(0.35)	(0.26)	(0.21)	(0.28)
Distributions from capital gains	—	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(0.13)	$(1.63)	$(4.14)	$(1.89)	$(1.40)	$(0.28)
Net asset value, end of period	$47.60	$43.23	$38.59	$40.69	$38.16	$33.83
Total return(2)	10.43%	16.69%	5.63%	11.67%	17.13%	25.43%
Supplemental data and ratios:
Net assets, end of period (000’s)	$34,939	$27,300	$29,181	$38,976	$50,478	$47,074
Ratio of expenses to average net assets(3)	1.24%	1.24%	1.22%	1.22%	1.25%	1.16%
Ratio of net investment income to average net assets(3)	0.65%	0.75%	0.83%	0.71%	0.63%	0.82%
Portfolio turnover rate(2)	6.34%	6.80%	14.12%	14.42%	14.10%	22.09%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2017
(3)	Annualized for the six months ended November 30, 2017

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class I

	Six Months Ended
	November 30, 2017	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(unaudited)	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$43.46	$38.80	$40.90	$38.35	$34.00	$27.35
Income from investment operations:
Net investment income(1)	0.28	0.56	0.56	0.53	0.46	0.42
Net realized and unrealized gains on investments	4.39	6.00	1.72	4.14	5.53	6.66
Total from investment operations	4.67	6.56	2.28	4.67	5.99	7.08
Less distributions:
Dividends from net investment income	(0.26)	(0.54)	(0.59)	(0.49)	(0.45)	(0.43)
Distributions from capital gains	—	(1.36)	(3.79)	(1.63)	(1.19)	—
Total distributions	$(0.26)	$(1.90)	$(4.38)	$(2.12)	$(1.64)	$(0.43)
Net asset value, end of period	$47.87	$43.46	$38.80	$40.90	$38.35	$34.00
Total return(2)	10.79%	17.42%	6.25%	12.32%	17.87%	26.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,329,432	$3,052,698	$2,799,657	$3,062,182	$2,821,194	$2,141,031
Ratio of expenses to average net assets(3)	0.62%	0.60%	0.63%	0.62%	0.63%	0.62%
Ratio of net investment income to average net assets(3)	1.25%	1.38%	1.42%	1.33%	1.25%	1.36%
Portfolio turnover rate(2)	6.34%	6.80%	14.12%	14.42%	14.10%	22.09%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2017
(3)	Annualized for the six months ended November 30, 2017

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	15

Financial Highlights
Class Y

	Six Months Ended
	November 30, 2017	September 30, 2016(1)
Per Share Data:	(unaudited)	through May 31, 2017*
Net asset value, beginning of period	$43.46	$40.12
Income from investment operations:
Net investment income(2)	0.30	0.34
Net realized and unrealized gains on investments	4.38	4.65
Total from investment operations	4.68	4.99
Less distributions:
Dividends from net investment income	(0.27)	(0.29)
Distributions from capital gains	—	(1.36)
Total distributions	$(0.27)	$(1.65)
Net asset value, end of period	$47.87	$43.46
Total return(3)	10.83%	12.85%
Supplemental data and ratios:
Net assets, end of period (000’s)	$497,007	$440,892
Ratio of expenses to average net assets(4)	0.55%	0.56%
Ratio of net investment income to average net assets(4)	1.31%	1.55%
Portfolio turnover rate(3)	6.34%	6.80%

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized for the period ended November 30, 2017
(4)	Annualized for the period ended November 30, 2017

The accompanying notes are an integral part of these financial statements.

16	Jensen Quality Growth Fund	Semi-Annual Report

Notes to the Financial Statements
November 30, 2017 (unaudited)

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares. Effective July 30, 2003 the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Effective September 30, 2016, the Fund issued a new class of shares, Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Semi-Annual Report	Jensen Quality Growth Fund	17

The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2017, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$6,378,548,241	$6,378,548,241	$—	$—
Total Money Market Fund	265,162,690	265,162,690	—	—
Total Investments	$6,643,710,931	$6,643,710,931	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended November 30, 2017 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2017. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

18	Jensen Quality Growth Fund	Semi-Annual Report

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months
	ended
	Nov. 30, 2017	year ended
Class J	(Unaudited)	May 31, 2017
Shares sold	3,652,891	16,052,231
Shares issued in
reinvestment of dividends	267,093	2,690,481
Shares redeemed	(5,763,478)	(18,544,674)
Net increase(decrease)	(1,843,494)	198,038
Shares outstanding:
Beginning of period	59,968,748	59,770,710
End of period	58,125,254	59,968,748

	six months
	ended
	Nov. 30, 2017	year ended
Class R	(Unaudited)	May 31, 2017
Shares sold	199,457	184,486
Shares issued in
reinvestment of dividends	1,993	29,094
Shares redeemed	(99,025)	(338,204)
Net increase(decrease)	102,425	(124,624)
Shares outstanding:
Beginning of period	631,550	756,174
End of period	733,975	631,550

	six months
	ended
	Nov. 30, 2017	year ended
Class I	(Unaudited)	May 31, 2017
Shares sold	5,969,753	25,464,604
Shares issued in
reinvestment of dividends	382,814	3,285,839
Shares redeemed	(7,039,618)	(30,666,180)
Net decrease	(687,051)	(1,915,737)
Shares outstanding:
Beginning of period	70,234,212	72,149,949
End of period	69,547,161	70,234,212

	six months
	ended	Sept. 30, 2016(1)
	Nov. 30, 2017	through
Class Y	(Unaudited)	May 31, 2017
Shares sold	1,226,084	10,302,036
Shares issued in
reinvestment of dividends	62,337	85,362
Shares redeemed	(1,050,399)	(243,436)
Net increase	238,022	10,143,962
Shares outstanding:
Beginning of period	10,143,962	—
End of period	10,381,984	10,143,962

(1)	Share class commenced operations on September 30, 2016.

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2017, were $383,397,371 and $460,409,784, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $66,684,106 and $72,548,068 paid during the years ended May 31, 2017 and 2016, respectively, were classified as ordinary income for tax purposes. The distributions of $184,625,766 and $465,123,968 paid during the years ended May 31, 2017 and 2016, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2017, accumulated net realized gain decreased by $35,085,433 and capital stock increased by $35,085,433. The permanent difference relates to tax equalization.

Semi-Annual Report	Jensen Quality Growth Fund	19

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,547,597,901
Gross unrealized appreciation	2,568,797,867
Gross unrealized depreciation	(2,786,433)
Net unrealized appreciation	2,566,011,434
Undistributed ordinary income	11,960,387
Undistributed long-term capital gain	78,901,875
Total distributable earnings	90,862,262
Other accumulated gains	—
Total accumulated gains	$2,656,873,696

At May 31, 2017, the Fund had total tax basis capital losses of $0.

On December 20, 2017, The Fund declared and paid a distribution from ordinary income of $7,047,592, $10,686,100, $53,970, and $1,685,233 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 19, 2017.

On December 20, 2017, The Fund declared and paid a short-term capital gain of $6,944, $8,293, $88, and $1,240 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 19, 2017.

On December 20, 2017, The Fund declared and paid a long-term capital gain of $62,947,258, $75,176,773, $797,202, and $11,239,188 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 19, 2017.

5. Line of Credit
The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 16, 2018. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2017, the rate on the Fund’s line of credit was 3.50%. The Fund did not borrow on the line of credit during the period ended November 30, 2017.

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the six months ended November 30, 2017 was 0.05% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the six months ended November 30, 2017 was 0.18% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2017, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, held 47.33% and 26.54%, respectively, of the outstanding shares of the Class J share class. At November 30, 2017, Edward D. Jones and Co., for the benefit of its customers, held 31.55% of the outstanding shares of the Class I share class. At November 30, 2017, Great-West Trust Company LLC and Great-West Life & Annuity for the benefit of its customers, held 36.13% and 26.82%, respectively, of the outstanding shares of the Class R share class.

20	Jensen Quality Growth Fund	Semi-Annual Report

Expense Example - November 30, 2017 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2017 - November 30, 2017).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semi-Annual Report	Jensen Quality Growth Fund	21

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Growth Fund – Class J	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,106.60	$4.59
Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.41

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Growth Fund – Class R	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,104.30	$6.54
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.28

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Growth Fund – Class I	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,107.90	$3.28
Hypothetical (5% annual return before expenses)	1,000.00	1,021.96	3.14

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2017 –
Jensen Quality Growth Fund – Class Y	June 1, 2017	November 30, 2017	November 30, 2017
Actual	$1,000.00	$1,108.30	$2.91
Hypothetical (5% annual return before expenses)	1,000.00	1,022.31	2.79

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

22	Jensen Quality Growth Fund	Semi-Annual Report

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s existing Investment Advisory and Service Contract with the Investment Adviser (the “Existing Agreement”) and whether to approve the proposed new Investment Advisory and Service Contract with the Investment Adviser (the “New Agreement”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (”Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc. (the “Adviser”), and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Existing Agreement and the approval of the New Agreement.

The entire Board had first met on January 17, 2017 to consider the planned retirement of Mr. Robert Zagunis and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations, including the approval of a new investment advisory and service contract by the Board and the Fund’s shareholders. The entire Board met again on April 18, 2017 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. Prior to the April 18, 2017 Board meeting, the Independent Directors conferred separately with their legal counsel. After the April 18, 2017 Board meeting, the Independent Directors again met with their legal counsel to consider the additional information provided by the Adviser to evaluate both the Existing Agreement and the New Agreement. The entire Board then met again on July 18, 2017 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement.

The Board considered the various materials included in both the April 18, 2017 Board meeting materials and the materials presented at the July 18, 2017 Board meeting. During those meetings, the Board, including the Independent Directors, evaluated and considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor that was controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, including proposed changes in the Adviser’s ownership and management, and the composition of its investment committee, which makes all investment decisions for the Fund, and the potential impact of changes in Adviser personnel and ownership on both the Fund and the Adviser. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance. The Board examined the investment performance of the Fund’s Class J and Class I Shares net of all expenses, compared to the S&P 500 Index and the Fund’s rankings and ratings in the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories, respectively, for certain periods ending February 28, 2017. The Board noted the Fund’s underperformance (for both Class J Shares and Class I Shares) compared to its index for the one-, three-, five-, and 15-year periods, and the Fund’s outperformance (for both Class J Shares and Class I Shares) compared to its index for the ten-year period. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was 5 Stars (out of a possible 5 Stars) for Class I Shares and 4 Stars for Class J and Class R Shares. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, since the peak of the last bull market (October 9, 2007) through February 28, 2017, the Fund’s average annual return for the Fund’s Class J Shares net of all expenses was 7.58% compared to 6.79% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively

Semi-Annual Report	Jensen Quality Growth Fund	23

managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.493% continued to be below the median and the average for its Morningstar category (large cap growth funds between $3 billion and $9 billion in assets), including actively managed retail class funds and actively managed institutional class funds. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser typically charges its separate accounts a minimum fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board observed that the Fund’s annual expense ratio (for Class J Shares) was higher than the average and median of actively managed retail class funds with comparable assets in its Morningstar category, and higher than the average of such funds in its Lipper category. However, the Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined from 92 basis points in 2010 to 87 basis points in May 2017, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets. The Board also confirmed that the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2016 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was significantly higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, but was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to take into account differences between the compensation program of the Adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Existing Agreement and the New Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board also considered the Adviser’s projected profitability for 2017 from the Fund using the same analysis and methodology used to assess the Adviser’s 2016 profitability and found no meaningful difference between 2016 profitability from the Fund and the profitability projected for 2017 from the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund by fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

24	Jensen Quality Growth Fund	Semi-Annual Report

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.87% for the fiscal year ended May 31, 2017, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that, with net asset levels over $4 billion during the entire fiscal year, Fund shareholders were realizing the benefit of the first fee breakpoint. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 18, 2017 to (i) renew the Existing Agreement for a one-year period until July 31, 2018 and (ii) approve the New Agreement and recommend that shareholders approve the New Agreement.

2. Results of the Special Meeting of Shareholders of the Fund
A Special Meeting of Shareholders of the Fund, adjourned on November 13, 2017, was held on November 15, 2017 (the “Special Meeting”). The purposes of the Special Meeting were to (i) approve a new investment advisory agreement between the Fund and the Investment Adviser, (ii) elect the Fund’s directors, and (iii) amend the Fund’s Amended and Restated Articles of Incorporation to change the name of the Fund to “The Jensen Quality Growth Fund, Inc.” and to make other changes to include specific information required by recent amendments to the Oregon Business Corporation Act. As of the record date, August 31, 2017, there were 141,340,411 shares of Common Stock of the Fund issued and outstanding and entitled to vote at the Special Meeting. A total of 88,499,654 shares of Common Stock of the Fund were present in person or by proxy at the Special Meeting.

The results of the vote at the Special Meeting with respect each proposal were as follows:

Proposal 1:

Approval of new Investment Management Agreement between Jensen Investment Management, Inc., and the Fund.

			% of Fund’s
	Shares	% of Shares	Outstanding
	Voted	Voted	Shares Voted
For	59,872,297	67.65%	42.36%
Against	197,669	0.22%	0.14%
Abstain	589,360	0.67%	0.42%
Broker Non-Vote	27,840,319	31.46%	19.70%

Semi-Annual Report	Jensen Quality Growth Fund	25

Proposal 2:

To elect a Board of Directors.

			% of Fund’s
	Shares	% of Shares	Outstanding
	Voted	Voted	Shares Voted
Roger A. Cooke
For	84,624,088	95.62%	59.87%
Withhold	3,875,557	4.38%	2.74%
Robert E. Harold
For	84,623,314	95.62%	59.87%
Withhold	3,876,331	4.38%	2.74%
Thomas L. Thomsen, Jr.
For	84,621,308	95.62%	59.87%
Withhold	3,878,337	4.38%	2.74%
Kenneth Thrasher
For	84,634,203	95.63%	59.88%
Withhold	3,865,442	4.37%	2.73%
Janet G. Hamilton
For	84,638,386	95.64%	59.88%
Withhold	3,861,259	4.36%	2.73%
Robert D. McIver
For	87,691,586	99.09%	62.04%
Withhold	808,059	0.91%	0.57%

Proposal 3:

To amend the Fund’s Amended and Restated Articles of Incorporation to change the name of the Fund to The Jensen Quality Growth Fund, Inc., and make other amendments to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act.

			% of Fund’s
	Shares	% of Shares	Outstanding
	Voted	Voted	Shares Voted
For	59,869,559	67.65%	42.36%
Against	220,656	0.25%	0.16%
Abstain	569,115	0.64%	0.40%
Broker Non-Vote	27,840,319	31.46%	19.70%

Accordingly, each of the proposals was approved, and each of the directors was elected, by the Fund’s shareholders.

3. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2017 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2017.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.62% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

4. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

5. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Jensen Quality Growth Fund	Semi-Annual Report

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke, J.D. Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company (1992 – 2000).	1	None

Robert E. Harold Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; Chairman since July 2015 and Independent Director since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).

Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Janet G. Hamilton, PhD, CFA Jensen Quality Growth Fund 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present); Finance Faculty, Oregon Executive MBA, University of Oregon (1989 – 2012).	1	None

Semi-Annual Report	Jensen Quality Growth Fund	27

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	1	Jensen Investment Management, Inc. (since February 2007)

28	Jensen Quality Growth Fund	Semi-Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE

Robert F. Zagunis* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013-present), Vice President and Director (1993 – present) and Secretary (1999 – 2015) of Jensen Investment Management, Inc.	N/A	Trustee, United States Fencing Foundation (2014 – present); Trustee, Portland Japanese Garden 2015 – present).

Brian S. Ferrie* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Vice President, Treasurer and Director (February 2007 – present), Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012), and Director of Finance and Chief Compliance Officer (2003 – February 2007) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).

				N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).	N/A	Trustee of the Oregon State University Foundation (2008-present)

Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001 – present).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Adviser and owns securities of the Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

Semi-Annual Report	Jensen Quality Growth Fund	29

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

JN-SEMIQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 8, 2018

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 8, 2018

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	February 8, 2018

* Print the name and title of each signing officer under his or her signature.